Note 18 - Financial Instruments With Off-balance Sheet Risk	12 Months Ended
Dec. 31, 2018
Notes to Financial Statements
Financial Instruments with Off-balance Sheet Risk [Text Block]
NOTE
18
Financial Instruments with Off-Balance Sheet Risk

The Company is a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments include commitments to extend credit. These commitments involve, to varying degrees, elements of credit and interest rate risk in excess of the amounts recognized in the balance sheet. The contract amounts of these instruments reflect the extent of involvement by the Company.

The Company's exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit is represented by the contract amount of these commitments. The Company uses the same credit policies in making commitments as it does for on-balance sheet instruments.

	December 31, Contract Amount
(Dollars in thousands)	2018	2017
Financial instruments whose contract amount represents credit risk:
Commitments to originate, fund or purchase loans:
Single family	$6,081	3,792
Commercial real estate	6,320	12,968
Commercial business	782	6,495
Undisbursed balance of loans closed	23,749	44,712
Unused lines of credit	107,438	103,811
Letters of credit	2,608	1,867
Total commitments to extend credit	$146,978	173,645
Forward commitments	$7,289	5,629

Commitments to extend credit are agreements to lend to a customer, at the customer’s request, as long as there is no
violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may
require payment of a fee. Since a portion of the commitments are expected to expire without being drawn upon, the total commitment amounts do not
necessarily represent future cash requirements. The Bank evaluates each customer's creditworthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary by the Bank upon extension of credit, is based on the loan type and on management's credit evaluation of the borrower. Collateral consists primarily of residential and commercial real estate and personal property.

Forward commitments represent commitments to sell loans to a third
party following the closing of the loan and are entered into in the normal course of business by the Bank.

The Bank issued standby letters of credit which guarantee the performance of customers to third
parties. The standby letters of credit outstanding expire over the next
44
months and totaled
$2.6
million at
December 31, 2018
and
$1.9
million at
December 31, 2017.
The letters of credit are collateralized primarily with commercial real estate mortgages. Draws on standby letters of credit would be initiated by the secured party under the terms of the underlying obligation. Since the conditions under which the Bank is required to fund the standby letters of credit may
not
materialize, the cash requirements are expected to be less than the total outstanding commitments.

The Company has certain obligations and commitments to make future payments under existing contracts. At
December 31, 2018,
the aggregate contractual obligations (excluding bank deposits) and commercial commitments were as follows:

	Payments Due by Period
(Dollars in thousands)	Total	Less than 1 Year	1-3 Years	4-5 Years	More than 5 Years
Contractual Obligations:
Annual rental commitments under non-cancellable operating leases	$4,937	888	1,711	1,653	685
Total contractual obligations	$4,937	888	1,711	1,653	685

	Amount of Commitments Expiring by Period
Other Commercial Commitments:
Commercial lines of credit	$58,222	30,163	16,832	11,227	0
Commitments to lend	18,877	9,181	183	7,538	1,975
Standby letters of credit	2,608	1,819	225	564	0
Total other commercial commitments	$79,707	41,163	17,240	19,329	1,975